BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

That PEARL WHITE PROFESSIONAL TEETH WHITENING LLC, a Florida Limited Liability Company ("Seller"), for and in consideration of the sum of Seventy Thousand and zero Dollars ($70,000.00) in lawful money (and other good and valuable considerations unto it moving) to be paid by PEARLBRITE CONCEPTS, INC., a Florida Corporation, ("Buyer"), has granted, bargained, sold, transferred, set over and delivered, and by these presents does grant, bargain, sell, transfer, set over and deliver unto Buyer, and its assigns, all those certain goods and chattels of the business known as "PEARLBRITE" and "PEARL WHITE PROFESSIONAL TEETH WHITENING" located at 2950 W. CYPRESS CREEK RD., SUITE 102, FORT LAUDERDALE, FL 33309, including all equipment, goodwill and other assets used by first party in connection therewith and as more specifically described on Schedule "A" attached hereto and made a part hereof, as limited by the Business Sale Offer and Acceptance Agreement dated May 27, 2011 and Addendums thereto, between Buyer and Seller.

To have and to hold the same unto the Buyer, and its assigns forever.

And the Seller, for itself and its successors, hereby warrants to Buyer, and its assigns, that it is the lawful owner of the said goods and chattels; that they are free from all liens and encumbrances, that it has good right to sell the same as aforesaid, and that it will warrant and defend the same against the lawful claims and demands of all persons whomsoever.

IN WITNESS WHEREOF, the Seller has caused its corporate name to be hereunto subscribed by its officer hereunto duly authorized, this 3rd day of June, 2011.

Signed, sealed and delivered
in our presence:

Witnesses: [signature]
Natalie M. Burns
Print Name
[signature]
Vikki Wagenblast
Print Name

Seller:
PEARL WHITE PROFESSIONAL TEETH WHITENING LLC,

By: [signature]
JONATHON ENDE, MGR

STATE OF FLORIDA)
) SS:
COUNTY OF PALM BEACH)

The foregoing instrument was acknowledged before me this 3rd day of June, 2011, by JONATHON ENDE, a duly authorized agent of PEARL WHITE PROFESSIONAL TEETH WHITENING LLC, a Florida Limited Liability Company, on behalf of the company. He is personally known to me or has produced FL Drivers License as a type of identification.

Notary: [signature]

Notary Public, State of Florida

NOTARY PUBLIC STATE OF FLORIDA
NATALIE M. BURNS
MY COMMISSION # EE 060056
EXPIRES: March 26, 2015
Bonded Thru Budget Notary Services

Pearl Brite Equipment List "Schedule A"

Inventory:

White Label Teeth Whitening (TW) Kits: 43
Black Label TW Kits: 33
Platinum Label TW Kits: (100 on order)
Teeth Whitening Chair: 1
Stay White Pens: 361
Shine Light (new): 1
Shine Light (used/missing parts): 5
Pearl Light (new): 5
Pearl Light (used): 1
Brite Light (used): 1
Rolls of PearlBrite Tape: 55
Shade Guides (new): 1
Shade Guides (used): 1
Marketing Materials: Flyers, Postcards, Appointment Cards, Banner, etc.
Trade Show Booth: 1